UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
NOVEMBER 2, 1999









                 STAR TECH HEALTH SERVICES, INC.
  (FORMERLY LAS VEGAS SPORTS AND CELEBRITY HALL OF FAME, INC.)
     (Exact name of registrant as specified in its charter)







Nevada                000-23959                   86-0874368
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

3675 Pecos-McLeod, Suite 1400, Las Vegas, NV 89121
(Address of principal executive offices)

Registrant's telephone number, including area code (702) 866-2500

Registrant's Attorney: Daniel G. Chapman, Esq., 2080 E. Flamingo
Rd., Suite 112, Las Vegas, (702) 650-5660

ITEM 5.   OTHER EVENTS

On November 2, 1999, the Company passed a resolution to change the name of the corporation to Star Tech Health Services, Inc.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           Star Tech Health Services, Inc.



                           By:  /s/ Charles F. Richards, Jr.
                              Charles F. Richards, Jr.,
                              President



                           Date: November 23, 1999